SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 24, 2005
DAVE & BUSTER’S, INC.
(Exact name of registrant as specified in its charter)

Missouri	0000943823	43-1532756
(State of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2481 Manana Drive
Dallas, Texas 75220
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 357-9588
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act
☐     Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐     Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐     Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 2.02. Results of Operations and Financial Condition.
     The information in this Form 8-K, including the accompanying exhibit, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.
     On August 24, 2005, Dave & Buster’s, Inc., a Missouri corporation (the “Company”), issued a press release announcing its estimated earnings for its second quarter ended July 31, 2005. The Company indicated that its results of operations for the quarter would fall short of prevailing estimates and that it was lowering its guidance for the current fiscal year to a range of $0.64 to $0.70 per diluted share. A copy of the press release is attached hereto as Exhibit 99.1.
Item 2.05. Costs Associated with Exit or Disposal Activities.
     On August 24, 2005, the Company announced plans to close its Jillian’s entertainment complex located at the Mall of America in Bloomington, Minnesota. The Company made the determination to close the Mall of America location at a board of directors meeting held on August 23, 2005, because of the operating losses that were attributable to this store.
     The Company intends to convert most of its remaining Jillian’s locations to the Dave & Buster’s brand in order to improve results of operations at those stores. However, the Company did not believe that the expenses necessary to convert the Mall of America store would improve the results enough to justify those expenditures.
     The Company currently expects that the estimated total cost associated with the closure of the Mall of America Jillian’s will be approximately $3.0 million. The total charges include: (a) approximately $400,000 for severance related expenses; (b) approximately $100,000 in costs related to closing the store; and (c) a charge in the amount of $2.5 million related to the write-off of the Company’s investment in the Mall of America store.
     Statements included within this Current Report on Form 8-K that are not historical in nature, including without limitation the Company’s anticipated cost and timing of the Mall of America store closure, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks and uncertainties that may cause the actual results, performance, or events to be materially different from any future results, performance, or events expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to, the ability to achieve cost savings and efficiencies through consolidation; the timing and cost of the Company’s store closure, including without limitation the timing of cash expenditures. Additional information regarding these risks, uncertainties, and other matters are set forth in the Company’s filings with the Securities and Exchange Commission.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description
99.1	Press release of the Company dated August 24, 2005
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S, INC.
Date: August 25, 2005	By:	/s/ W.C. Hammett, Jr.
W.C. Hammett, Jr.
Chief Financial Officer

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